United States Securities and Exchange Commission
 Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 26, 2005

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 8.01.     OTHER EVENTS

          The purpose of this Current Report on Form 8-K is to file the announcement of Business North Carolina Lists Waccamaw Bankshares in Annual Listing of Top 75 Public Companies.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release entitled: Business North Carolina Lists Waccamaw Bankshares in Annual Listing of Top 75 Public Companies.

SIGNATURES

          According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 26, 2005.

WACCAMAW BANKSHARES, INC.

Date: July 26, 2005	By:	/s/ JAMES G. GRAHAM

James G. Graham
	Its:	President & CEO